DELAWARE GROUP
INTERNATIONAL
EQUITY SERIES



ANNUAL REPORT
DECEMBER 31, 1997

January 12, 1998

Dear Policy Holder:


The U.S. economy enjoyed its seventh year of expansion in 1997, propelling the American stock market to historic highs. Low U.S. inflation contributed to a strong domestic bond market.
    Overseas, European equity and bond markets also performed relatively well, although returns for U.S. investors were reduced by the fact that the U.S. dollar rose sharply in value against many European currencies. The Continent is generally benefiting from fiscal reform and private sector efforts to improve productivity.
    Asia was the world's investment weak spot in 1997. Markets along the Pacific Rim were negatively affected by a depressed financial sector, poor fiscal planning, unstable politics and currency devaluations.

                                                            1997 TOTAL RETURN
      International Equity Series                                  +6.60%
      Morgan Stanley Europe Australia Far East (EAFE) Index        +2.06%

      One year performance through December 31, 1997 quoted above assumes reinvestment of distributions. Complete performance information can be found following the discussion section of this report. Past performance does not guarantee future results.

    In the year ahead, we believe that economic growth could accelerate in Europe. Many countries have adopted prudent fiscal policies to meet the requirements for European monetary union by 1999.
    Meanwhile, Asia's financial problems present both a challenge and an opportunity for international equity investors. We believe that pockets of value may develop as Pacific Rim countries expand exports and search for solutions.
    Please keep in mind that your annuity is designed as a long-term investment and that earnings compound tax-deferred until withdrawal. Thank you for selecting Delaware Investments.

Sincerely,




/s/ Wayne A. Stork                    /s/ Jeffrey J. Nick
Wayne A. Stork                        Jeffrey J. Nick
Chairman                              President and Chief Executive Officer

INTERNATIONAL EQUITY SERIES
PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    By focusing on Western European countries, International Equity Series provided a total return of +6.60% (capital appreciation plus reinvestment of dividends) for the 12 months ended December 31, 1997. This outpaced our benchmark, the Morgan Stanley Europe Australia Far East (EAFE) Index, which had a total return of +2.06% during the same period.
    Fiscal 1997 proved a challenging year to invest overseas. Currency devaluations that began in Thailand reverberated throughout the Pacific Rim during the fourth quarter. Weak fiscal policies and high debt levels negatively affected stocks of emerging markets as well as those in Japan.
    Approximately 18.7% of International Equity Series' net assets were invested in Asian countries at year end. This underweighting in Asia, as compared to our benchmark EAFE index, allowed us to preserve capital to a greater degree than the Index.
    International Equity Series' stock selection process begins by analyzing countries based on three primary factors:
1) general performance of a particular country's economy, 2) political issues and 3) the relationship of the U.S. dollar to the local currency.
    From there, we seek companies that meet the Series' investment approach emphasizing value-oriented stocks that appear to offer superior income and capital appreciation potential. We believe that this investment style, known as a dividend discount approach, can potentially reduce risk.
    Through defensive currency hedging, we seek to preserve principal by protecting the dollar value of our investments. We believe that reducing exchange risk is an important consideration for U.S. investors.

A LOOK AT THE PORTFOLIO
    International Equity Series' value oriented investment approach led us to underweight some Pacific Rim markets such as Japan, which helped your Fund preserve principal.
    While most of our Japanese securities were selling below our average purchase price at year-end, these unrealized losses were offset by relatively stronger market performance in Australia and New Zealand.
    Our Western European stock selections also fared well as continental Europe enacted fiscal measures to ready itself for the introduction of a single European currency in 1999. The Series' positions in the Netherlands, Belgium, and Spain performed well. However, our value investment parameters did not allow us to participate in the capital appreciation of markets such as Switzerland and Denmark.
    While International Equity Series does not focus on any particular investment sector, telecommunications, utility, and credit sensitive stocks, such as banks, had the biggest impact on the Series' total return in fiscal 1997.

INTERNATIONAL EQUITY SERIES INVESTMENT OBJECTIVE
Seeks long-term growth without undue risk to principal by investing primarily in stocks of foreign companies providing the potential for capital appreciation.

INVESTMENT OUTLOOK
    In our opinion, there are no clear signs that Japan or the emerging "tiger" economies of the Pacific Rim are poised for economic recovery. During the coming months, in 1998, we presently plan to continue to underweight Japan and most likely to minimize our exposure to countries such as South Korea, Thailand and Indonesia.
    We expect that the majority of International Equity Series' net assets will be allocated to European countries in the year ahead. We believe European economic growth will accelerate in 1998 if interest rates remain stable and companies continue to restructure a-positive environment for potential corporate earnings' increases.
    In our opinion, the economic environment across Continental Europe will also benefit from tighter governmental fiscal measures. These measures will allow countries to join the European Monetary Union (EMU) in 1999.
    We are especially optimistic about economic prospects in the United Kingdom, which is one of the few Western European countries not joining the EMU in 1999. The U.K. has taken steps to make the Bank of England - the U.K.'s central bank - more independent, similar to the U.S. Federal Reserve Board. We take this as a sign that inflation there is likely to remain tame.
    Investing overseas has special risks that include different accounting and political standards and less stable economies. However, we believe our value oriented approach can help reduce these risks and provide attractive results over the long term.


INTERNATIONAL EQUITY SERIES
AVERAGE ANNUAL TOTAL RETURNS
LIFETIME                        +11.30%
THREE YEARS                     +13.40%
ONE YEAR                         +6.60%
     Through December 31, 1997

                International    Morgan Stanley
Period End      Equity Series      EAFE Index
10/29/92           $10,000          $10,000
12/31/92            10,030           10,146
 3/31/93            10,090           11,363
 6/30/93            10,150           12,505
 9/30/93            10,800           13,335
12/31/93            11,630           13,450
 3/31/94            11,668           13,920
 6/30/94            11,809           14,631
 9/30/94            12,041           14,646
12/31/94            11,930           14,496
 3/31/95            12,323           14,766
 6/30/95            12,500           14,873
 9/30/95            13,226           15,493
12/31/95            13,599           16,121
 3/31/96            14,336           16,587
 6/30/96            14,864           16,849
 9/30/96            15,264           16,828
12/31/96            16,323           17,096
 3/31/97            16,919           16,828
 6/30/97            18,600           19,025
 9/30/97            18,702           18,903
12/31/97            17,403           17,435




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*The chart above shows a $10,000 investment in the International Equity Series and the Morgan Stanley EAFE Index from the Series' inception on October 29, 1992, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DELAWARE GROUP PREMIUM FUND, INC.-INTERNATIONAL EQUITY SERIES STATEMENT OF NET ASSETS
December 31, 1997
                                                    MARKET
                                     NUMBER OF      VALUE
                                       SHARES      (U.S. $)
 COMMON STOCK-93.72%
 AUSTRALIA-10.20%
+Amcor .........................       865,000   $ 3,803,946
 CSR ...........................     1,224,966     4,149,940
 FOSTER'S BREWING GROUP ........     2,827,051     5,378,125
 NATIONAL AUSTRALIA BANK .......       448,327     6,259,382
 Telstra .......................       328,090       692,552
                                                 -----------
                                                  20,283,945
                                                 -----------
 BELGIUM-3.16%
 ELECTRABEL SA .................        27,200     6,283,973
                                                 -----------
                                                   6,283,973
                                                 -----------
 FRANCE-8.23%
 Alcatel Alsthom ...............        38,015     4,828,003
 Compagnie de Saint Gobain .....        25,299     3,591,043
 Elf Aquitaine .................        36,583     4,251,366
 Societe Generale ..............        27,108     3,690,306
                                                 -----------
                                                  16,360,718
                                                 -----------
 GERMANY-9.29%
 Bayer .........................       134,600     4,994,885
 Continental ...................       117,200     2,638,833
+RHEINISCH WESTFAELISCHES
  ELEKTRIC .....................       121,000     6,491,452
 Siemens .......................        72,050     4,346,032
                                                 -----------
                                                  18,471,202
                                                 -----------
 HONG KONG-3.64%
 Hong Kong Electric ............       810,000     3,079,073
 Wharf Holdings ................     1,900,000     4,169,194
                                                 -----------
                                                   7,248,267
                                                 -----------
 JAPAN-12.70%
+Amano .........................       185,000     1,419,311
+Eisai .........................       287,000     4,381,681
 HITACHI .......................       728,000     5,194,217
+Kinki Coca-Cola Bottling ......       191,000     2,036,826
 Koito Manufacturing ...........       596,000     2,377,691
 Matshushita Electric Industrial       290,000     4,249,493
 Nichido Fire & Marine .........       483,000     2,519,775
 West Japan Railway ............           965     3,079,828
                                                 -----------
                                                  25,258,822
                                                 -----------
 MALAYSIA-0.50%
 Oriental Holdings Berhad ......       510,720       624,782
 Sime Darby Berhad .............       380,000       365,253
                                                 -----------
                                                     990,035
                                                 -----------

 Top 10 stock holdings, representing 29.0% of net assets, are in bold.

                                                      MARKET
                                        NUMBER OF      VALUE
                                          SHARES      (U.S. $)
 COMMON STOCK (CONTINUED)
 NETHERLANDS-6.16%
 Elsevier .........................       199,500   $ 3,229,015
 Koninklijke Van Ommeren ..........        60,100     2,016,679
 Royal Dutch Petroleum ............        63,000     3,460,104
 Unilever .........................        57,440     3,543,054
                                                    -----------
                                                     12,248,852
                                                    -----------
 NEW ZEALAND-3.25%
 Carter Holt Harvey Limited .......     1,187,800     1,834,118
+Telecom Corporation of New Zealand       954,784     4,628,005
                                                    -----------
                                                      6,462,123
                                                    -----------
 PHILIPPINES-0.88%
 Philippine Long Distance Telephone
   Company ADR ....................        77,800     1,750,500
                                                    -----------
                                                      1,750,500
                                                    -----------
 SINGAPORE-0.86%
 Jardine Matheson Holdings ........       336,622     1,716,772
                                                    -----------
                                                      1,716,772
                                                    -----------
 SOUTH KOREA-0.06%
 Cho Hung Bank Limited GDR ........        80,948       121,422
                                                    -----------
                                                        121,422
                                                    -----------
 SPAIN-5.53%
 Banco Central Hispanoamericano ...       184,898     4,502,457
+Iberdrola SA .....................       197,800     2,603,059
 Telefonica de Espana .............       136,500     3,897,313
                                                    -----------
                                                     11,002,829
                                                    -----------
 UNITED KINGDOM-29.26%
 BASS .............................       411,000     6,345,562
 BG ...............................       617,647     2,791,536
 Blue Circle Industry .............       688,236     4,038,635
 BOOTS ............................       433,200     6,309,595
 BRITISH AIRWAYS ..................       525,000     5,165,615
 Cable & Wireless .................       556,000     4,902,017
 Centrica .........................       700,000     1,016,092
 GKN ..............................       252,000     5,183,455
 GLAXO WELLCOME ...................       214,470     5,087,188
 Great Universal Stores ...........       323,000     3,995,914
 Rio Tinto ........................       412,100     4,795,699
 Taylor Woodrow ...................     1,365,000     4,019,048
 Unigate ..........................       458,000     4,544,158
                                                    -----------
                                                     58,194,514
                                                    -----------
 TOTAL COMMON STOCK
   (COST $164,798,064) ............                 186,393,974
                                                    -----------

 INTERNATIONAL EQUITY SERIES
 STATEMENT OF NET ASSETS (CONTINUED)
                                                                    MARKET
                                                     NUMBER OF      VALUE
                                                       SHARES      (U.S. $)
 WARRANTS-0.01%
 INDONESIA-0.01%
*PT Bank Dagang Nasional ......................       567,750       $5,265
                                                                    ------
 TOTAL WARRANTS (COST $0) .....................                      5,265
                                                                    ------

                                                    PRINCIPAL
                                                      AMOUNT
 REPURCHASE AGREEMENTS-6.00%
 With Chase Manhattan 6.00% 01/02/98
  (dated 12/31/97, collateralized by
  $1,872,000 U.S. Treasury Notes
  7.75% due 01/31/00, market value
  $2,006,561 and $1,509,000
  U.S. Treasury Notes 7.75% due
  11/30/99, market value $1,574,111) ..........    $3,508,000        3,508,000

                                                                   MARKET
                                                   PRINCIPAL       VALUE
                                                     AMOUNT       (U.S. $)
REPURCHASE AGREEMENTS (CONTINUED)
With JP Morgan Securities 6.25%
 01/02/98 (dated 12/31/97, collateralized
 by $1,169,000 U.S. Treasury Notes
 9.00% due 05/15/98, market value
 $1,197,620 and $3,744,000
 U.S. Treasury Notes 6.00% due 05/31/98,
 market value $3,768,882) .....................   $4,867,000       $4,867,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $3,618,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $3,632,427) .....................    3,557,000        3,557,000
                                                                    ---------
TOTAL REPURCHASE AGREEMENTS
  (COST $11,932,000) ..........................                    11,932,000
                                                                   ----------
TOTAL MARKET VALUE OF SECURITIES-99.73% (COST $176,730,064) .... $198,331,239

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.27% ..........      532,022
                                                                      -------
NET ASSETS APPLICABLE TO 12,815,894 SHARES ($.01 PAR VALUE) OUTSTANDING;
 EQUIVALENT TO $15.52 PER SHARE-100.00% ........................ $198,863,261
                                                                 ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized
to the Fund with 50,000,000 shares allocated to the Series ..... $171,652,423
Undistributed net investment income** ..........................    7,156,052
Accumulated net realized loss on investments ...................   (1,517,754)
Net unrealized appreciation of investments and foreign currencies  21,572,540
                                                                 ------------
Total net assets ............................................... $198,863,261
                                                                 ============
---------
 *Non-income producing security.
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

 ADR-American Depository Receipt
 GDR-Global Depository Receipt

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-INTERNATIONAL EQUITY SERIES
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME:
Interest .......................................................     $719,010
Dividends ......................................................    5,175,035
Foreign tax withheld ...........................................     (440,598)  $5,453,447
                                                                    ---------

EXPENSES:
Management fees ................................................    1,304,340
Custodian fees .................................................       86,403
Dividend disbursing and transfer agent fees and expenses .......        9,906
Registration fees ..............................................       21,145
Reports and statements to shareholders .........................       22,040
Accounting and administration ..................................       83,593
Professional fees ..............................................       10,154
Directors' fees ................................................        3,269
Taxes (other than taxes on income) .............................       11,685
Other ..........................................................       20,491
                                                                    ---------
                                                                    1,573,026
                                                                    ---------

Less expenses absorbed by Delaware International
 Advisers Ltd ..................................................      (96,663)   1,476,363
                                                                    ---------   ----------

NET INVESTMENT INCOME ..........................................                 3,977,084
                                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment transactions .......................................                  (971,541)
 Foreign currencies ............................................                 3,549,014
                                                                                ----------
Net realized gain ..............................................                 2,577,473
                                                                                ----------
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies ............................                 1,459,920
                                                                                ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCIES ....................................................                 4,037,393
                                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........                $8,014,477
                                                                                ==========


                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-INTERNATIONAL EQUITY SERIES
STATEMENTS OF CHANGES IN NET ASSETS
                                                      YEAR ENDED      YEAR ENDED
                                                       12/31/97        12/31/96
                                                     ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................. $  3,977,084  $  2,763,530
Net realized gain on investments and foreign
 currencies ........................................    2,577,473     1,560,830
Net change in unrealized appreciation/depreciation
 on investments and foreign currencies .............    1,459,920    14,667,391
                                                     ------------  ------------
Net increase in net assets resulting from operations    8,014,477    18,991,751
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................   (4,927,079)   (2,695,399)
Net realized gain on investment transactions .......         --        (725,191)
                                                     ------------  ------------
                                                       (4,927,079)   (3,420,590)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................   70,066,962    37,727,987
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on investment transactions ..........    4,927,079     3,420,590
                                                     ------------  ------------
                                                       74,994,041    41,148,577
Cost of shares repurchased .........................  (10,645,895)   (6,840,060)
                                                     ------------  ------------
Increase in net assets derived from capital share
 transactions ......................................   64,348,146    34,308,517
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .........................   67,435,544    49,879,678
                                                     ------------  ------------
NET ASSETS:
Beginning of year ..................................  131,427,717    81,548,039
                                                     ------------  ------------
End of year ........................................ $198,863,261  $131,427,717
                                                     ============  ============


See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-INTERNATIONAL EQUITY SERIES
FINANCIAL HIGHLIGHTS

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                              INTERNATIONAL EQUITY SERIES
                                                               -------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                 1997        1996        1995        1994        1993
Net asset value, beginning of period ......................    $15.110     $13.120     $11.840     $11.620     $10.030

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1) ..................................      0.359       0.557       0.419       0.220       0.052
Net realized and unrealized gain on investments and
 foreign currencies .......................................      0.596       1.966       1.191       0.080       1.548
                                                               -------     -------     -------     -------     -------
Total from investment operations ..........................      0.955       2.523       1.610       0.300       1.600
                                                               -------     -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ......................     (0.545)     (0.420)     (0.240)     (0.070)     (0.010)
Distributions from net realized gain on
 investment transactions ..................................      none       (0.113)     (0.090)     (0.010)      none
                                                               -------     -------     -------     -------     -------
Total dividends and distributions .........................     (0.545)     (0.533)     (0.330)     (0.080)     (0.010)
                                                               -------     -------     -------     -------     -------

Net asset value, end of period ............................    $15.520     $15.110     $13.120     $11.840     $11.620
                                                               =======     =======     =======     =======     =======

Total return ..............................................      6.60%      20.03%      13.98%       2.57%      15.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ...................   $198,863    $131,428     $81,548     $57,649     $16,664
Ratio of expenses to average net assets ...................      0.85%       0.80%       0.80%       0.80%       0.80%
Ratio of expenses to average net assets prior to
 expense limitation .......................................      0.90%       0.91%       0.89%       1.01%       1.85%
Ratio of net investment income to average net assets ......      2.28%       4.71%       3.69%       2.63%       1.85%
Ratio of net investment income to average net assets prior
 to expense limitation ....................................      2.23%       4.60%       3.60%       2.42%       0.80%
Portfolio turnover ........................................         7%          8%         19%         13%          9%
Average commission rate paid(2) ...........................    $0.0150     $0.0100         N/A          N/A        N/A

---------
(1)Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(2)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-INTERNATIONAL EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Delaware Group Premium Fund, Inc. (The "fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 15 series: the Trend Series, the DelCap Series, the Value Series, the Quantum Series, the Devon Series, the Decatur Total Return Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series:

SECURITY VALUATION-Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES-The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

REPURCHASE AGREEMENTS-The Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSACTIONS-Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Series does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

OTHER-Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. The Series declares and pays dividends from net investment income and net realized gains on investment transactions annually.

The Series declared dividends of $0.565 per share from net investment income on January 28, 1998, payable on January 29, 1998, to shareholders of record January 27, 1998.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the investment manager of the Series, an annual fee which is calculated daily at the rate of 0.75% on the average daily net assets of the Series less the fees paid to the unaffiliated directors. At December 31, 1997, the International Equity Series had a liability for Investment Management fees and other expenses payable to DIAL and its affiliates for $121,828.

DIAL has elected to waive their fees and reimburse the Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.95% of average daily net assets of the Series through April 30, 1998. Total expenses absorbed by DIAL for the year ended December 31, 1997 were $96,663.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to serve as dividend disbursing agent, transfer agent and accounting services agent for the Series. For the year ended December 31, 1997, the Series expensed $9,906 for dividend disbursing, transfer agent fees and other expenses and $55,457 for accounting fees. At December 31, 1997, the Series had a liability for such fees and other expenses payable to DSC for $657.

Certain officers of DMC, DIAL and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Series.

3. INVESTMENTS
During the year ended December 31, 1997, the International Equity Series made purchases of $73,496,202 and sales of $11,926,438 of investment securities, other than U.S. government securities and temporary cash investments.

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $176,730,064.

At December 31, 1997, unrealized appreciation for federal income tax purposes aggregated $21,601,175 of which $34,909,840 related to unrealized appreciation of securities and $13,308,665 related to unrealized depreciation of securities.

For federal income tax purposes, the Series had a capital loss carryforward at December 31, 1997 of $1,494,374 which may be carried forward and applied against future capital gains. The capital loss carryforward of $522,833 expires in 2004 and $971,541 expires in 2005.

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                       YEAR ENDED  YEAR ENDED
                                                        12/31/97    12/31/96
Shares sold: .........................................  4,451,284   2,717,039
Shares issued upon reinvestment of dividends from
 net investment income and net realized gains on
 investment transactions: ............................    342,396     265,574
                                                        ---------   ---------
                                                        4,793,680   2,982,613
Shares repurchased: ..................................   (674,626)   (503,590)
                                                        ---------   ---------
Net Increase .........................................  4,119,054   2,479,023
                                                        =========   =========

5. FOREIGN EXCHANGE CONTRACTS
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

6. MARKET AND CREDIT RISKS
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. SECURITIES LENDING
Securities on loan are required at all times to be secured by collateral at least equal to 102% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at December 31, 1997 for the Series was as follows:

                                              MARKET VALUE OF         CASH
                                            SECURITIES ON LOAN     COLLATERAL
                                            ------------------     ----------
International Equity Series ..............     $15,712,135        $16,809,366

DELAWARE GROUP PREMIUM FUND, INC.
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc. - International Equity Series as of
December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc. - International Equity Series at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 1998


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